SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 14a-11(c) or ss. 14a-12


                                SSE Telecom, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transactions applies:

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2.   Aggregate number of securities to which transactions applies:

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3.   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.   Amount previously paid:

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7.   Form, Schedule or Registration Statement No.:

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8.   Filing party:

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9.   Date filed:

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

                                SSE TELECOM, INC.
                   47823 Westinghouse Drive, Fremont, CA 94539


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 March 15, 2000


           SUPPLEMENTAL INFORMATION CONCERNING SOLICITATION AND VOTING

This supplemental proposal to the SSE Telecom, Inc. definitive proxy statement filed with the Securities Exchange Commission on January 21, 2000 is to be voted on at the Annual Stockholders Meeting on March 15, 2000. The definitive proxy materials are incorporated herein by reference. The stockholders are urged to read the proxy materials in their entirety.

                                   PROPOSAL 5
              APPROVAL OF ISSUANCE OF STOCK OPTION TO MR. TRUMBOWER

On May 6, 1999 Mr. Frank Trumbower entered into an employment relationship with the Company and was appointed Chairman of the Board. In this capacity, Mr.
Trumbower has performed valuable services to the Company, including the development and implementation of its strategic business direction. In order to induce Mr. Trumbower to accept the employment relationship, the Company granted Mr. Trumbower a nonqualified stock option to purchase 70,000 shares of the Company's Common Stock at an exercise price of $1.50 per share. The number of shares subject to the grant is approximately 1% of the outstanding securities of the Company. Furthermore, the exercise price exceeded the fair market value of the Company's Common Stock on the date of the grant. The option was granted outside of any of the Company's stock option or equity incentive plans. The option becomes exercisable over four years from date of grant and expires after 10 years. The Board of Directors believes that the continued services of Mr.
Trumbower are necessary in order that the Company successfully complete its strategic plan.

Mr. Trumbower served as the Company's President and Chief Executive Officer from 1990 to 1994. Because of Mr. Trumbower's previous service, the Company is required to obtain stockholder approval of the options referenced above. Failure to obtain stockholder approval could result in the de-listing of the Company's Common Stock from Nasdaq. Without stockholder approval, the Company would be required to rescind the option and make alternative arrangements to satisfy any claim against the Company held by Mr. Trumbower.

The stockholders are requested in Proposal 5 to approve the issuance of the stock option to Mr. Trumbower. Affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the grant. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.



                                            By Order of the Board of Directors

                                            /s/ Kenneth Guernsey


                                            Kenneth Guernsey
                                            Secretary
February 7, 2000

                                                                       EXHIBIT C

PROXY                           SSE TELECOM, INC.                          PROXY

                   47823 Westinghouse Drive, Fremont, CA 94539

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 15, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Frank S. Trumbower, Leon F. Blachowicz, and Larry W. Roberts, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side, all of the shares of Common Stock of SSE Telecom, Inc. that the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of SSE Telecom, Inc. to be held on March 15, 2000, and at any and all reconvened sessions thereof. The Board of Directors recommend a vote FOR the following items:

                 (Continued and to be signed on the other Side)


                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               SSE TELECOM, INC.


                 Please Detach and Mail in the Envelope Provided




A [X] Please mark your
      votes as in this
      example.

      FOR ALL OF THE       WITHHOLD
        NOMINEES           AUTHORITY       Nominees
     {as marked to     (to vote for all    Leon F. Blachowicz                                                 FOR  AGAINST  ABSTAIN
     the contrary below)   nominees)       Frank Trumbower                                                    [ ]    [ ]     [ ]
                                           Daniel E. Moore                2.  To approve the Company's
1. To elect [ ]              [ ]           Joseph T. Pisula                   1997 Equity Participation
   directors to                            Lawrence W. Roberts                Plan, as amended, to increase
   serve for the                           D. Jonathan Merriman               the aggregate number of shares
   ensuing year and until their            Olin L. Wethington                 of Common Stock authorized for
   successors are elected                                                     issuance under such plan by
                                                                              400,000 shares.


(INSTRUCTION: To withhold authority to vote for any
 individual nominee or nominees, write that nominee's      3. To  approve the Company's                        [ ]    [ ]     [ ]
 name in the space below.)                                    1997 Directors' Stock Option
                                                              Plan, as amended, to increase
----------------------------------------------------          the aggregate number of shares
                                                              of Common Stock authorized for
                                                              issuance under such plan by
                                                              100,000 shares, increase the
                                                              annual grant from 2,500 shares
                                                              of Common Stock to 5,000
                                                              shares  of  Common  Stock and
                                                              provide for an initial
                                                              appointment grant of 10,000
                                                              shares of Common Stock.

                                                           4.  To ratify  the  selection of                    [ ]    [ ]     [ ]
                                                               Deloitte & Touche LLP as
                                                               independent auditors of the
                                                               Company  for  its  fiscal year
                                                               ending September 30, 2000.

                                                           5.  To approve the issuance                         [ ]    [ ]     [ ]
                                                               of stock option to
                                                               Mr. Trumbower

                                                           6.  To  transact  such  other business as may properly
                                                               come  before  the  meeting or any adjournment or
                                                               postponement thereof.

                                                           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                           THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                           STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
                                                           WILL BE VOTED  FOR THE  NOMINEES  "FOR"  DIRECTOR, "FOR"
                                                           PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4,
                                                           AND "FOR" PROPOSAL 5.




SIGNATURE___________________________________________________________________________________________  DATE______________________

NOTE: Please sign proxy exactly as your name(s) appear(s) on the envelope addressed to you containing the Proxy
      Statement.  When signing as attorney, executor, administrator, trustee or guardian,  please also give your full title.  If shares are held jointly EACH holder should sign.
